Exhibit 10.20

ION Geophysical Corporation
HOU:0019874/00035:1929819v2

Equity Investment Program
December 14, 2017
ION Geophysical Corporation (the “Company”) is pleased to offer to certain of its officers the opportunity to invest in the common stock of the Company (through direct purchases from the Company) and, in connection with any such direct purchases (as well as purchases in the open market), the Company will grant to you a certain number of shares of restricted stock of the Company under the Company’s Second Amended and Restated 2013 Long-Term Incentive Plan (the “LTIP”) on the terms and conditions set forth in this Equity Investment Program summary.
Direct Purchases
The Company is offering to you the opportunity to purchase directly from the Company unregistered shares of common stock of the Company at a price per share equal to the closing price of the Company’s common stock on the NYSE on the date of purchase (the “Directly Purchased Shares”). The date of purchase of the Directly Purchased Shares will be the date you sign and deliver to the Company Exhibit A hereto (the “Direct Purchase Subscription Form”) electing to purchase such Directly Purchased Shares. In connection with such purchases, the Company will grant to you a certain number of shares of restricted stock under the LTIP as described below. The Direct Purchase Subscription Form must be submitted to Matt Powers on or before December 15, 2017, or you will not be able to purchase Directly Purchased Shares.
As noted above, the Directly Purchased Shares will not be registered. The Company does not intend to register such shares. As a result, you may be required to hold the shares for an extended period of time without the ability to sell them.
Open Market Purchases
You may also purchase shares of the Company’s common stock in the open market (the “Open Market Shares”), subject to the Company’s black out period requirements and other applicable law, and still be entitled to the restricted stock grants described below.
You are not required to purchase any Directly Purchased Shares or any Open Market Shares. Participation in this program is completely voluntary.

Restricted Stock Grants
If you purchase Directly Purchased Shares, Open Market Shares or any combination thereof after the date hereof and prior to the termination of the program, the Company will grant to you a number of shares of restricted stock under the Company’s LTIP calculated as follows: For each 5 shares of Directly Purchased Shares or Open Market Shares, you will receive 1 share of restricted stock.
The restricted stock will be granted as of March 1, 2018, and will vest in full on the date that is 90 days after the grant date and will be subject to other terms and conditions set forth in the restricted stock award agreement.
To be entitled to any restricted stock grant in connection with the purchase of Open Market Shares, you must provide to the Company a broker’s confirmation or other similar evidence of the purchase of such shares during the program period.
The Equity Incentive Award Program will terminate on the earlier of (i) December 31, 2017, and (ii) the date the Company notifies you that such program is terminated. Any shares purchased on or after such date shall not entitle you to any restricted stock grants.

Exhibit A
Direct Purchase Subscription Form
I, the undersigned officer of ION Geophysical Corporation (the “Company”), hereby notify the Company that I am electing to purchase the number of Directly Purchased Shares allocated to me by the Company and will pay to the Company, on the date of purchase, the market value of such shares based on the closing price of the Company’s common stock on the NYSE on such date. In connection with this election, I am hereby making the representations and warranties set forth in “Schedule 1” to this Direct Purchase Subscription Form.
Note that the Company is under no obligation to issue you shares until it notifies you that it has accepted your election to purchase.
By:
Name:
Title:
Date:

Schedule 1 to Direct Purchase Subscription Form
In connection with my election to purchase Directly Purchased Shares, I hereby represent, warrant and otherwise acknowledge to the Company as follows:
(a)    General.
(i)    The undersigned has the capacity to purchase the Directly Purchased Shares.
(ii)    The undersigned is not acquiring the Directly Purchased Shares as a nominee or agent or otherwise for any other person.
(iii)    The undersigned will comply with all applicable laws and regulations in effect in any jurisdiction in connection with the purchase and sale of the Directly Purchased Shares.
(b)    Information Concerning the Company.
(i)    The undersigned understands and accepts that the purchase of the Directly Purchased Shares involves various risks, including the risks outlined in Company’s SEC filings. The undersigned represents that it is able to bear any loss associated with an investment in the Directly Purchased Shares.
(ii)    The undersigned confirms that it is not relying on any communication (written or oral) of the Company or any of its affiliates, as investment advice or as a recommendation to purchase the Directly Purchased Shares. It is understood that information and explanations related to the terms and conditions of the Directly Purchased Shares provided in the program documents or otherwise by the Company or any of its affiliates shall not be considered investment advice or a recommendation to purchase the Directly Purchased Shares, and that neither the Company nor any of its affiliates is acting or has acted as an advisor to the undersigned in deciding to invest in the Directly Purchased Shares.
(iii)    The undersigned is familiar with the business and financial condition and operations of the Company, all as generally described in the Company’s SEC filings. The undersigned has had access to such information concerning the Company and the Directly Purchased Shares as it deems necessary to enable it to make an informed investment decision concerning the purchase of the Directly Purchased Shares.
(iv)    The undersigned understands that, unless the undersigned notifies the Company in writing to the contrary at or before the closing and delivery of the Directly Purchased Shares, each of the undersigned's representations and warranties contained herein will be deemed to have been reaffirmed and confirmed as of the closing, taking into account all information received by the undersigned.
(v)    The undersigned understands that no federal or state agency has passed upon the merits or risks of an investment in the Directly Purchased Shares or made any finding or determination concerning the fairness or advisability of this investment.
(c)    Non-reliance.
(i)    The undersigned represents that it is not relying on (and will not at any time rely on) any communication (written or oral) of the Company, as investment advice or as a recommendation to purchase the Directly Purchased Shares, it being understood that information and explanations related to the Directly Purchased Shares that are described in the Company’s SEC filings and the program document shall not be considered investment advice or a recommendation to purchase the Directly Purchased Shares.
(ii)    The undersigned confirms that the Company has not given any guarantee or representation as to the potential success, return, effect or benefit (either legal, regulatory, tax, financial, accounting or otherwise) of an investment in the Directly Purchased Shares. In deciding to purchase the Directly Purchased Shares, the undersigned is not relying on the advice or recommendations of the Company and the undersigned has made its own independent decision that the investment in the Directly Purchased Shares is suitable and appropriate for the undersigned.
(d)    Status of Undersigned.
(i)    The undersigned has such knowledge, skill and experience in business, financial and investment matters that the undersigned is capable of evaluating the merits and risks of an investment in the Directly Purchased Shares. With the assistance of the undersigned's own professional advisors, to the extent that the undersigned has deemed appropriate, the undersigned has made its own legal, tax, accounting and financial evaluation of the merits and risks of an investment in the Directly Purchased Shares. The undersigned has considered the suitability of the Directly Purchased Shares as an investment in light of his or her own circumstances and financial condition and the undersigned is able to bear the risks associated with an investment in the Directly Purchased Shares.
(ii)    The undersigned is an "accredited investor" as defined in Rule 501(a) under the Securities Act. The undersigned agrees to furnish any additional information requested by the Company or any of its affiliates to assure compliance with applicable U.S. federal and state laws in connection with the purchase and any sale of the Directly Purchased Shares.
(e)    Restrictions on Transfer or Sale of Directly Purchased Shares.
(i)    The undersigned is acquiring the Directly Purchased Shares solely for the undersigned’s own beneficial account, for investment purposes, and not with a view to, or for resale in connection with, any distribution of the Directly Purchased Shares. The undersigned understands that the Directly Purchased Shares have not been registered under the Securities Act or any securities laws by reason of specific exemptions under the provisions thereof which depend in part upon the investment intent of the undersigned and of the other representations made by the undersigned herein. The undersigned understands that the Company is relying upon the representations and agreements contained herein for the purpose of determining whether this transaction meets the requirements for such exemptions.
(ii)    The undersigned understands that the Directly Purchased Shares are "restricted securities" under applicable federal securities laws and that the Securities Act and the rules of the U.S. Securities and Exchange Commission provide in substance that the undersigned may dispose of the Directly Purchased Shares only pursuant to an effective registration statement under the Securities Act or an exemption therefrom, and the undersigned understands that the Company has no obligation or intention to register any of the Directly Purchased Shares, or to take action so as to permit sales pursuant to the Securities Act (including Rule 144 thereunder). Consequently, the undersigned understands that the undersigned must bear the economic risks of the investment in the Directly Purchased Shares for an indefinite period of time.
(iii)    The undersigned agrees: (A) that the undersigned will not sell, assign, pledge, give, transfer or otherwise dispose of the Directly Purchased Shares or any interest therein, or make any offer or attempt to do any of the foregoing, except pursuant to a registration of the Directly Purchased Shares under the Securities Act and all applicable state securities laws, or in a transaction which is exempt from the registration provisions of the Securities Act and all applicable state securities laws; (B) that the certificates representing the Directly Purchased Shares will bear a legend making reference to the foregoing restrictions; and (C) that the Company and its affiliates shall not be required to give effect to any purported transfer of such Directly Purchased Shares except upon compliance with the foregoing restrictions.